(ICON)
Prudential
Emerging
Growth
Fund, Inc.

SEMI
ANNUAL
REPORT
April 30, 1999
(LOGO)

Prudential Emerging Growth Fund, Inc.
Performance At A Glance
In the six months ended April 30, 1999, stocks bounced back sharply from the mid-1998 panic. Even in the strong market, the Prudential Emerging Growth Fund's performance stood out--45%, or more than 20 percentage points ahead of the Lipper Average. Of our 10 largest positions at the beginning of the period, half gained 60% or better; over one-tenth of our holdings more than doubled in value. Technology companies provided most of the high-powered performance, but media, telecommunications, and financial companies also made substantial contributions.

Cumulative Total Returns1                  As of 4/30/99

                            Six              One              Since
                           Months            Year           Inception2
Class A                      45.11%            28.24%          77.53%
Class B                      44.61             27.19           74.28
Class C                      44.61             27.19           74.28
Class Z                      45.18             28.36           78.35
Lipper Mid-Cap Fund Avg.3    23.15              5.00           43.13

Average Annual Total Returns1                    As of 3/31/99

                                   One                 Since
                                   Year              Inception2
Class A                             13.45%              21.26%
Class B                             13.38               22.06
Class C                             16.20               22.54
Class Z                             19.57               24.34

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception date: Class A, B, C, and Z, 12/31/96.

3 Lipper average returns are for all funds in each share class for the six-month and one-year periods in the Mid-Cap Fund category.

How Investments Compared.
(As of 4/30/99)
   (GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Manager's Report
(PHOTO)
Susan Hirsch
Fund Manager

Investment Goals and Style
The Prudential Emerging Growth Fund provides an opportunity for long-term capital appreciation by investing in stocks of small and medium-sized U.S. companies with the potential for above-average growth. Stocks of small and medium-sized companies--those with market capitalizations (the price of all outstanding stock) between $500 million and $4.5 billion--may offer greater growth potential than those of larger companies, but also may fluctuate more in price from day to day. There can be no assurance that the Fund will achieve its investment objective.

Performance Review
Our largest positions paid off
We'd love to pretend that a 45% six-month return is business as usual, but this was an exceptionally good period. It is a good time to remind you that even in the best of times, not everything goes well. We take positions in many companies that we believe are on the cusp of rapid growth or stock appreciation. Some don't work out. But in this reporting period, more did than didn't, and those that did had very substantial gains.

Of our 10 largest positions at the beginning of this reporting period, three declined significantly--Metzler Group, Policy Management Systems, and Total Renal Care. Two--Synopsis and Symbol Technologies--had modest gains. But the other half returned 60% or more apiece. Jabil Circuits, our second largest holding going into the period, doubled. It is an outsourcing supplier to the electronics industry and has been in our portfolio for some time. We took some of our profits on it, but it remains among our largest holdings. We think it will continue to grow rapidly. Solectron, another electronics contract manufacturer, gained 60%. Our top 10 holdings at the beginning of November were filled out by three media companies--Cablevision Systems, AT&T Corp.-Liberty Media, and USA Networks. Media companies are a focus of our portfolio (14% of our assets on April 30). Our holdings averaged an 80% return over our reporting period, including a 165% gain by TV Guide.

We played the Internet a little
It is clear that the Internet is going to transform our economy, but it is less clear which companies will benefit. For some time, we have owned Checkfree Holdings, which is classified as a consumer service company. It enables consumers to pay their bills via the Internet--one of the earliest and better conceived services. It tripled in the past six months. We also had substantial contributions to our performance from Netscape Communications (acquired by America Online, up 355%), Real Network (up 364%), and Go2Net
(up 181%). Overall, computer software and service companies averaged 22% of our portfolio over the period and generated a 75% return. In addition, our financial services holdings included CMGI, a venture capital firm specializing in Internet investments. Its shares almost quadrupled in value.

We do not want you to infer that this industry is doing well universally. It is a risky area. Even with our high average return, we also owned stocks that dropped substantially in price, such as Iturf (down 32%), Network Solutions (down 33%), and Softnet Systems (down 33%). There were more. As Prudential Securities analyst Ralph Acampora noted, "Internet stocks soared to levels unmatched by anything in Wall Street history...between October 1998 and April 1999." We exercised good judgment and may also have had good luck. We're not pushing it. We are reducing our Internet holdings to move into companies with visible profits, such as additional technical services companies.

We had a few exceptional financial stocks
In addition to CMGI, we had a significant investment in Knight/Trimark Group (a securities broker) and Metris companies (credit cards and related fee-based services). The former almost tripled while the latter rose 86%. Overall, financial services companies made up 6% of our holdings and returned 134%.

Looking Ahead
A focus on technical services and industrials
We continue to focus on technology, which we believe is driving the current cycle of U.S. economic growth. We also believe that the industrial sector will benefit from the resurgence of growth in Asia. This sector has been neglected for a few years, and prices are low. We are looking for growth opportunities there.

Portfolio Composition
Expressed as a percentage of net assets
as of 4/30/99

Consumer Growth & Stable        39%
Technology                      33
Cash & Equivalents               6
Finance                          6
Consumer Cyclical                5
Energy                           4
Utility                          4
Industrial                       3

Five Largest Holdings
Expressed as a percentage of net assets
as of 4/30/99

AT&T Corp.-Liberty Media         2.5%
Telecommunications

Safeguard Scientifics, Inc.      2.3
Computer Software & Services

Lexmark Int'l Group, Inc.        2.3
Electronics

Cablevision Systems Corp.        2.1
Cable & Pay Television Systems

Solectron Corp.                  2.1
Electronics
-------------------------------------------------------------------------------
                                 1

A Message to Our Shareholders                                 June 18, 1999
(PHOTO)
Dear Shareholder:
In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential Emerging Growth Fund, Inc.
-------------------------------------------------------------------------------
                                2

Portfolio of Investments
as of April 30, 1999 (Unaudited)    PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--93.1%
COMMON STOCKS
------------------------------------------------------------
Advertising--1.6%
  14,000     TMP Worldwide, Inc.(a)                $    941,500
  58,400     Young & Rubicam, Inc.                    2,325,050
                                                   ------------
                                                      3,266,550
------------------------------------------------------------
Aerospace--0.4%
  37,400     Orbital Sciences Corp.(a)                  787,738
------------------------------------------------------------
Apparel--1.2%
   7,400     Gucci Group N.V.                           558,237
  29,700     Jones Apparel Group, Inc.(a)               980,100
  13,200     Tommy Hilfiger Corp.(a)                    922,350
                                                   ------------
                                                      2,460,687
------------------------------------------------------------
Biotechnology--1.3%
  24,000     Perkin-Elmer Corp.                       2,595,000
------------------------------------------------------------
Broadcasting--5.6%
   8,000     Gemstar International Group Ltd.(a)        843,000
  43,500     Pegasus Communications Corp.(a)          1,783,500
  65,700     Sinclair Broadcast Group, Inc.(a)          919,800
  70,200     TV Guide, Inc.(a)                        2,957,175
  29,700     Univision Communications, Inc.(a)        1,718,887
  81,600     USA Networks, Inc.(a)                    3,049,800
                                                   ------------
                                                     11,272,162
------------------------------------------------------------
Broadcasting & Publishing--1.1%
  62,200     Reader's Digest Association, Inc.        2,211,988
------------------------------------------------------------
Cable & Pay Television Systems--3.2%
  32,300     Adelphia Communications Corp.(a)         2,204,475
  55,400     Cablevision Systems Corp.(a)             4,286,575
                                                   ------------
                                                      6,491,050
Commercial Services--3.1%
  23,600     ACNielson Corp.(a)                    $    657,850
  47,500     Lason Holdings, Inc.(a)                  1,879,219
  58,500     Metzler Group, Inc.(a)                   1,630,687
  57,700     Profit Recovery Group Int'l.,
                Inc.(a)                               2,106,050
                                                   ------------
                                                      6,273,806
------------------------------------------------------------
Computer Software & Services--22.3%
  28,110     America Online, Inc.(a)                  4,012,702
  13,100     C-NET, Inc.(a)                           1,683,350
  66,000     Checkfree Holdings Corp.(a)              3,168,000
  23,300     Citrix Systems, Inc.(a)                    990,250
   2,500     CMGI, Inc.(a)                              636,406
  59,000     Compuware Corp.(a)                       1,438,125
  45,926     DST Systems, Inc.(a)                     2,675,189
  31,300     EarthLink Network, Inc.(a)               2,157,744
  12,800     Exodus Communications, Inc.(a)           1,153,600
   6,100     Go2Net, Inc.(a)                            936,350
  36,300     Infoseek Corp.(a)                        1,853,569
   9,800     Inktomi Corp.(a)                         1,173,550
   7,200     Marimba, Inc.(a)                           437,400
  11,700     MarketWatch.Com, Inc.(a)                   839,475
  19,500     MindSpring Enterprises, Inc.(a)          1,890,281
   6,500     Network Solutions, Inc.(a)                 505,375
  73,200     Novell, Inc.(a)                          1,628,700
  47,400     Pixar, Inc.(a)                           1,967,100
  73,200     Policy Management Systems Corp.(a)       2,301,225
   4,100     RealNetworks, Inc.(a)                      908,150
  58,300     Safeguard Scientifics, Inc.(a)           4,722,300
  32,900     Silicon Graphics, Inc.(a)                  419,475
  43,800     Sterling Commerce, Inc.(a)               1,371,488
  57,800     Synopsys, Inc.(a)                        2,723,825
  19,300     Ticketmaster Online-CitySearch,
                Inc.(a)                                 610,363
  25,600     USWeb Corp.(a)                             574,400
  39,400     WorldGate Communications, Inc.(a)        1,122,900
  26,000     Ziff-Davis, Inc.(a)                        916,500
                                                   ------------
                                                     44,817,792

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments
as of April 30, 1999 (Unaudited)    PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Data Processing & Reproduction--2.8%
  37,500     American Management Systems,
                Inc.(a)                            $  1,289,063
 141,700     Informix Corp.(a)                        1,027,325
  52,100     National Data Corp.                      2,403,112
  41,100     Security Dynamics Technologies,
                Inc.(a)                                 893,925
                                                   ------------
                                                      5,613,425
------------------------------------------------------------
Diversified Industries--3.1%
  62,900     Heidrick & Struggles International,
                Inc.(a)                                 876,669
 100,200     Parexel International Corp.              2,411,062
  29,400     Stillwater Mining Co.(a)                   832,388
  20,500     Waters Corp.(a)                          2,155,063
                                                   ------------
                                                      6,275,182
------------------------------------------------------------
Electronics--14.0%
  18,400     Altera Corp.(a)                          1,329,400
  49,900     Analog Devices, Inc.(a)                  1,752,738
  51,900     Celestica, Inc.(a)                       2,030,587
  87,200     Cognex Corp.(a)                          2,528,800
  45,500     Dallas Semiconductor Corp.               1,933,750
  19,900     Etec Systems, Inc.(a)                      614,413
  73,300     Jabil Circuit, Inc.(a)                   3,413,031
  18,200     KLA Tencor Corp.(a)                        903,175
  36,900     Lexmark International Group,
                Inc.(a)                               4,557,150
  38,400     LSI Logic Corp.(a)                       1,305,600
  85,300     Solectron Corp.(a)                       4,137,050
  12,200     Symbol Technologies, Inc.                  582,550
  21,100     Teradyne, Inc.(a)                          995,656
  57,100     Unitrode Corp.                           1,009,956
  24,900     Xilinx, Inc.(a)                          1,136,063
                                                   ------------
                                                     28,229,919
------------------------------------------------------------
Financial Services--6.6%
   6,500     Bank United Corp.                          262,438
  11,800     Capital One Financial                    2,049,512
  65,400     Federated Investors, Class B             1,050,488
  30,300     H&R Block, Inc.                          1,458,188
  24,900     Knight/Trimark Group, Inc.(a)            3,814,369
  44,900     Metris Companies, Inc.                   2,744,512
  59,400     Webster Financial Corp.                  1,826,550
                                                   ------------
                                                     13,206,057
Manufacturing--2.0%
  63,700     Hasbro, Inc.                          $  2,173,763
  51,400     WestPoint Stevens, Inc.(a)               1,760,450
                                                   ------------
                                                      3,934,213
------------------------------------------------------------
Medical Products & Services--1.1%
  28,700     Gilead Sciences, Inc.(a)                 1,321,994
  39,100     IDEXX Laboratories, Inc.(a)                884,637
                                                   ------------
                                                      2,206,631
------------------------------------------------------------
Medical Technology--2.2%
  16,610     Bergen Brunswig Corp.                      315,590
  42,400     Centocor, Inc.(a)                        1,881,500
  29,200     Incyte Pharmaceuticals, Inc.(a)            527,425
  58,700     Mylan Laboratories                       1,331,756
  18,800     STERIS Corp.(a)                            333,700
                                                   ------------
                                                      4,389,971
------------------------------------------------------------
Oil & Gas Equipment--0.7%
  39,200     Cooper Cameron Corp.(a)                  1,514,100
------------------------------------------------------------
Oil & Gas Services--3.7%
  26,400     Anadarko Petroleum Corp.                 1,001,550
  36,300     Apache Corp.                             1,113,956
  37,800     Devon Energy Corp.                       1,256,850
  21,300     Montana Power Co.                        1,588,181
  41,400     Smith International, Inc.(a)             1,857,825
  65,200     Varco International, Inc.                  737,575
                                                   ------------
                                                      7,555,937
------------------------------------------------------------
Pharmaceuticals--3.9%
  34,900     Alpharma Inc.                            1,029,550
  15,700     Elan Corp. PLC (Ireland)(ADR)(a)           808,550
  19,600     NeXstar Pharmaceuticals, Inc.(a)           339,325
 101,700     Schein Pharmaceutical, Inc.(a)           1,303,031
  52,400     Teva Pharmaceutical Industries Ltd.
                (Israel) (ADR)                        2,397,300
  51,600     Watson Pharmaceuticals, Inc.(a)          2,089,800
                                                   ------------
                                                      7,967,556

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments
as of April 30, 1999 (Unaudited)    PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

Shares       Description                    Value (Note 1)
------------------------------------------------------------
Radio & Television--1.2%
   5,200     Emmis Broadcasting Corp.(a)           $    234,000
  86,200     Hearst-Argyle Television, Inc.(a)        2,198,100
                                                   ------------
                                                      2,432,100
------------------------------------------------------------
Retail--5.3%
  68,900     BJ's Wholesale Club, Inc.(a)             1,830,156
  32,300     Fastenal Co.                             1,542,325
  63,700     Hollywood Entertainment Corp.(a)         1,572,594
   5,900     iTurf, Inc.(a)                             230,100
  99,600     Luxottica Group S.p.A. (Italy)(ADR)      1,581,150
  63,000     Office Depot, Inc.(a)                    1,386,000
  81,500     School Specialty, Inc.(a)                1,538,312
  46,800     Tuesday Morning Corp.(a)                   912,600
                                                   ------------
                                                     10,593,237
------------------------------------------------------------
Telecommunications--6.1%
  50,200     Amdocs Ltd.(a)                           1,349,125
   5,900     ANTEC Corp.(a)                             160,038
  78,600     AT&T Corp. - Liberty Media               5,020,575
  26,300     e.spire Communications, Inc.(a)            328,750
  29,700     Global TeleSystems Group, Inc.(a)        1,963,912
  39,800     RCN Corp.(a)                             1,935,275
  50,300     Teleglobe, Inc.                          1,480,706
                                                   ------------
                                                     12,238,381
------------------------------------------------------------
Transportation/Shipping--0.6%
  19,200     Kansas City Southern Industries,
                Inc.                                  1,143,600
                                                   ------------
             Total long-term investments
                (cost $136,123,642)                 187,477,082
                                                   ------------
Principal
Amount
(000)
------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.5%
REPURCHASE AGREEMENT
$ 11,024     Joint Repurchase Agreement Account
                4.90%, 5/3/99
                (cost $11,024,000; Note 5)         $ 11,024,000
                                                   ------------
------------------------------------------------------------
Total Investments--98.6%
             (cost $147,147,642; Note 4)            198,501,082
             Other assets in excess of
                liabilities--1.4%                     2,853,404
                                                   ------------
             Net Assets--100%                      $201,354,486
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities (Unaudited)
                                           PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1999
Investments, at value (cost $147,147,642)...................................................................       $198,501,082
Cash........................................................................................................            100,862
Receivable for investments sold.............................................................................          7,286,977
Receivable for Fund shares sold.............................................................................          1,123,509
Deferred expenses and other assets..........................................................................             65,439
Dividends and interest receivable...........................................................................             22,473
                                                                                                                  --------------
   Total assets.............................................................................................        207,100,342
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          4,115,497
Payable for Fund shares reacquired..........................................................................          1,380,562
Distribution fee payable....................................................................................            122,519
Management fee payable......................................................................................             94,859
Accrued expenses............................................................................................             32,419
                                                                                                                  --------------
   Total liabilities........................................................................................          5,745,856
                                                                                                                  --------------
Net Assets..................................................................................................       $201,354,486
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $     12,010
   Paid-in capital in excess of par.........................................................................        127,952,335
                                                                                                                  --------------
                                                                                                                    127,964,345
   Accumulated net investment loss..........................................................................         (1,135,512)
   Accumulated net realized gain on investments.............................................................         23,172,213
   Net unrealized appreciation on investments...............................................................         51,353,440
                                                                                                                  --------------
Net assets, April 30, 1999..................................................................................       $201,354,486
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($52,323,604 / 3,080,459 shares of common stock issued and outstanding)...............................             $16.99
   Maximum sales charge (5% of offering price)..............................................................                .89
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $17.88
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($132,114,530 / 7,924,957 shares of common stock issued and outstanding)..............................             $16.67
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($11,365,618 / 681,738 shares of common stock issued and outstanding).................................             $16.67
   Maximum sales charge (1% of offering price)..............................................................                .17
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $16.84
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($5,550,734 / 325,105 shares of common stock issued and outstanding)..................................             $17.07
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

PRUDENTIAL EMERGING GROWTH FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                    Ended
Net Investment Loss                             April 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $2,569).......................    $    103,971
   Interest..................................         144,643
                                                --------------
      Total income...........................         248,614
                                                --------------
Expenses
   Management fee............................         467,549
   Distribution fee--Class A.................          50,639
   Distribution fee--Class B.................         514,946
   Distribution fee--Class C.................          43,007
   Transfer agent's fees and expenses........         130,000
   Custodian's fees and expenses.............          51,000
   Legal fees and expenses...................          40,000
   Reports to shareholders...................          37,000
   Registration fees.........................          17,000
   Amortization of deferred organizational
      costs..................................          12,096
   Audit fees and expenses...................          10,000
   Directors' fees and expenses..............           9,000
   Miscellaneous.............................           1,889
                                                --------------
      Total expenses.........................       1,384,126
                                                --------------
Net investment loss..........................      (1,135,512)
                                                --------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions..............................      23,752,735
Net change in unrealized appreciation on
   investments...............................      35,503,259
                                                --------------
Net gain on investments......................      59,255,994
                                                --------------
Net Increase in Net Assets
Resulting from Operations....................    $ 58,120,482
                                                --------------
                                                --------------

PRUDENTIAL EMERGING GROWTH FUND, INC.
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                     Six Months         Year
                                       Ended           Ended
Increase (Decrease)                  April 30,      October 31,
in Net Assets                           1999            1998
Operations
   Net investment loss............  $ (1,135,512)   $ (1,826,309)
   Net realized gain on
      investments.................    23,752,735       3,541,253
   Net change in unrealized
      appreciation (depreciation)
      on investments..............    35,503,259        (446,047)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    58,120,482       1,268,897
                                    ------------    ------------
   Distributions from net realized
      gains (Note 1)
      Class A.....................      (871,485)       (590,230)
      Class B.....................    (2,298,027)     (1,495,124)
      Class C.....................      (187,922)       (125,163)
      Class Z.....................       (67,704)        (11,569)
                                    ------------    ------------
                                      (3,425,138)     (2,222,086)
                                    ------------    ------------
Fund share transactions (net of
   share conversion) (Note 6)
   Net proceeds from shares
      sold........................    42,626,200      47,455,553
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     3,294,708       2,134,825
   Cost of shares reacquired......   (24,064,315)    (46,065,529)
                                    ------------    ------------
   Net increase in net assets from
      Fund share transactions.....    21,856,593       3,524,849
                                    ------------    ------------
Total increase....................    76,551,937       2,571,660
Net Assets
Beginning of period...............   124,802,549     122,230,889
                                    ------------    ------------
End of period.....................  $201,354,486    $124,802,549
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements (Unaudited)  PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Emerging Growth Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ('PIFM'). Investment operations commenced on December 31, 1996.

The Fund's investment objective is to achieve long-term capital appreciation by investing primarily in equity securities of small and medium sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day, or at the bid price in the absence of an asked price as provided by a pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by an independent pricing service. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices provided by the respective exchange. Futures contracts and options thereon are valued at the last sales price as of the close of business of the exchange. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income are declared and paid annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organization Expenses: Approximately $122,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements (Unaudited)  PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended April 30, 1999.

PIMS has advised the Fund that they received approximately $96,600 in front-end sales charges resulting from sales of Class A shares and after November 2, 1998 Class C shares for the six months ended April 30, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the six months ended April 30, 1999, they received approximately $155,100 and $1,500 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended April 30, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended April 30, 1999, the Fund incurred fees of approximately $116,000 for the services of PMFS. As of April 30, 1999, approximately $23,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the six months ended April 30, 1999, Prudential Securities Incorporated ('PSI') received approximately $1,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1999 were $140,021,412 and $131,895,448, respectively.

The cost basis of investments for federal income tax purposes at April 30, 1999 was $147,849,104 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $50,651,978 (gross unrealized appreciation--$54,477,686; gross unrealized depreciation--$3,825,708).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 1999, the Fund had a 1.93% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $11,024,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements (Unaudited)  PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
Bear, Stearns & Co., Inc., 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,641,618.

Merrill Lynch, Pierce, Fenner & Smith, Inc., 4.90%, in the principal amount of $121,448,000, repurchase price $121,497,591, due 5/3/99. The value of the collateral including accrued interest was $123,877,485.

Salomon Smith Barney Inc., 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,037,359.

Warburg Dillon Read LLC, 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,001,025.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998 Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A                                  Shares        Amount
-------------------------------------  ----------   ------------
Six months ended April 30, 1999:
Shares sold..........................     994,974   $ 14,646,238
Shares issued in reinvestment of
  distributions......................      67,007        844,294
Shares reacquired....................    (737,154)   (10,912,196)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................     324,827      4,578,336
Shares issued upon conversion from
  Class B............................      75,980      1,060,749
                                       ----------   ------------
Net increase in shares outstanding...     400,807   $  5,639,085
                                       ----------   ------------
                                       ----------   ------------
Year ended October 31, 1998:
Shares sold..........................   1,456,524   $ 18,249,777
Shares issued in reinvestment of
  distributions......................      50,213        576,443
Shares reacquired....................  (1,662,596)   (20,468,264)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (155,859)    (1,642,044)
Shares issued upon conversion from
  Class B............................      56,954        708,635
                                       ----------   ------------
Net decrease in shares outstanding...     (98,905)  $   (933,409)
                                       ----------   ------------
                                       ----------   ------------
Class B
-------------------------------------
Six months ended April 30, 1999:
Shares sold..........................   1,546,342   $ 22,621,719
Shares issued in reinvestment of
  distributions......................     177,561      2,201,763
Shares reacquired....................    (769,498)   (10,909,369)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................     954,405     13,914,113
Shares reacquired upon conversion
  into
  Class A............................     (77,319)    (1,060,749)
                                       ----------   ------------
Net increase in shares outstanding...     877,086   $ 12,853,364
                                       ----------   ------------
                                       ----------   ------------
Year ended through October 31, 1998:
Shares sold..........................   1,908,638   $ 23,615,032
Shares issued in reinvestment of
  distributions......................     125,018      1,425,202
Shares reacquired....................  (1,855,918)   (22,284,596)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................     177,738      2,755,638
Shares reacquired upon conversion
  into
  Class A............................     (57,537)      (708,635)
                                       ----------   ------------
Net increase in shares outstanding...     120,201   $  2,047,003
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements (Unaudited)  PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Class C                                  Shares        Amount
-------------------------------------  ----------   ------------
Six months ended April 30, 1999:
Shares sold..........................     175,560   $  2,558,343
Shares issued in reinvestment of
  distributions......................      14,914        184,941
Shares reacquired....................     (81,135)    (1,146,080)
                                       ----------   ------------
Net increase in shares outstanding...     109,339   $  1,597,204
                                       ----------   ------------
                                       ----------   ------------
Year ended October 31, 1998:
Shares sold..........................     254,644   $  3,157,537
Shares issued in reinvestment of
  distributions......................      10,741        122,442
Shares reacquired....................    (239,687)    (2,875,061)
                                       ----------   ------------
Net increase in shares outstanding...      25,698   $    404,918
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
Six months ended April 30, 1999:
Shares sold..........................     192,504   $  2,799,900
Shares issued in reinvestment of
  distributions......................       5,036         63,710
Shares reacquired....................     (74,733)    (1,096,670)
                                       ----------   ------------
Net increase in shares outstanding...     122,807   $  1,766,940
                                       ----------   ------------
                                       ----------   ------------
Year ended October 31, 1998:
Shares sold..........................     190,511   $  2,433,207
Shares issued in reinvestment of
  distributions......................         935         10,738
Shares reacquired....................     (36,134)      (437,608)
                                       ----------   ------------
Net increase in shares outstanding...     155,312   $  2,006,337
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       11

Financial Highlights (Unaudited)           PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                             Class A                          Class B
                                                           --------------------------------------------     -----------
                                                                                           December 31,
                                                           Six Months                        1996(a)        Six Months
                                                              Ended        Year Ended        Throuth           Ended
                                                            April 30,      October 31,     October 31,       April 30,
                                                              1999            1998             1997            1999
                                                           -----------     -----------     ------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $ 12.01         $ 11.92         $  10.00        $   11.83
                                                           -----------     -----------         ------       -----------
Income from investment operations
Net investment loss....................................         (.06)           (.11)            (.08)            (.11)
Net realized and unrealized gain on investment
   transactions........................................         5.37             .41             2.00             5.28
                                                           -----------     -----------         ------       -----------
   Total from investment operations....................         5.31             .30             1.92             5.17
                                                           -----------     -----------         ------       -----------
Less distributions
Distributions from net realized gains on investment
   transactions........................................         (.33)           (.21)              --             (.33)
                                                           -----------     -----------         ------       -----------
Net asset value, end of period.........................      $ 16.99         $ 12.01         $  11.92        $   16.67
                                                           -----------     -----------         ------       -----------
                                                           -----------     -----------         ------       -----------
TOTAL RETURN(c):.......................................        45.11%           2.63%           19.20%           44.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $52,323         $32,183         $ 33,124        $ 132,114
Average net assets (000)...............................      $40,846         $33,831         $ 28,141        $ 103,843
Ratios to average net assets:
   Expenses, including distribution fees...............         1.25%(b)        1.25%            1.46%(b)         2.00%(b)
   Expenses, excluding distribution fees...............         1.00%(b)        1.00%            1.21%(b)         1.00%(b)
   Net investment loss.................................         (.93)%(b)       (.88)%           (.92)%(b)       (1.68)%(b)
   Portfolio turnover rate.............................           86%            177%             107%              86%

                                                                         December 31,
                                                                           1996(a)
                                                         Year Ended        Throuth
                                                         October 31,     October 31,
                                                            1998             1997
                                                         -----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $ 11.85         $  10.00
                                                         -----------         ------
Income from investment operations
Net investment loss....................................       (.20)            (.14)
Net realized and unrealized gain on investment
   transactions........................................        .39             1.99
                                                         -----------         ------
   Total from investment operations....................        .19             1.85
                                                         -----------         ------
Less distributions
Distributions from net realized gains on investment
   transactions........................................       (.21)              --
                                                         -----------         ------
Net asset value, end of period.........................    $ 11.83         $  11.85
                                                         -----------         ------
                                                         -----------         ------
TOTAL RETURN(c):.......................................       1.71%           18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $83,407         $ 82,070
Average net assets (000)...............................    $86,713         $ 67,420
Ratios to average net assets:
   Expenses, including distribution fees...............       2.00%            2.21%(b)
   Expenses, excluding distribution fees...............       1.00%            1.21%(b)
   Net investment loss.................................      (1.63)%          (1.67)%(b)
   Portfolio turnover rate.............................        177%             107%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Financial Highlights (Unaudited)           PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                             Class C                          Class Z
                                                           --------------------------------------------     -----------
                                                                                           December 31,
                                                           Six Months                        1996(a)        Six Months
                                                              Ended        Year Ended        Throuth           Ended
                                                            April 30,      October 31,     October 31,       April 30,
                                                              1999            1998             1997            1999
                                                           -----------     -----------     ------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $ 11.83         $ 11.85          $10.00          $ 12.06
                                                           -----------         -----           -----            -----
Income from investment operations
Net investment loss....................................         (.11)           (.20)           (.14)            (.04)
Net realized and unrealized gain on investment
   transactions........................................         5.28             .39            1.99             5.38
                                                           -----------         -----           -----            -----
   Total from investment operations....................         5.17             .19            1.85             5.34
                                                           -----------         -----           -----            -----
Less distributions
Distributions from net realized gains on investment
   transactions........................................         (.33)           (.21)             --             (.33)
                                                           -----------         -----           -----            -----
Net asset value, end of period.........................      $ 16.67         $ 11.83          $11.85          $ 17.07
                                                           -----------         -----           -----            -----
                                                           -----------         -----           -----            -----
TOTAL RETURN(c):.......................................        44.61%           1.71%          18.50%           45.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $11,366         $ 6,774          $6,477          $ 5,551
Average net assets (000)...............................      $ 8,673         $ 6,949          $5,526          $ 3,779
Ratios to average net assets:
   Expenses, including distribution fees...............         2.00%(b)        2.00%           2.21%(b)         1.00%(b)
   Expenses, excluding distribution fees...............         1.00%(b)        1.00%           1.21%(b)         1.00%(b)
   Net investment loss.................................        (1.68)%(b)      (1.63)%         (1.69)%(b)        (.68)%(b)
   Portfolio turnover rate.............................           86%            177%            107%              86%

                                                                         December 31,
                                                                           1996(a)
                                                         Year Ended        Throuth
                                                         October 31,     October 31,
                                                            1998             1997
                                                         -----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $ 11.93          $10.00
                                                             -----           -----
Income from investment operations
Net investment loss....................................       (.04)           (.03)
Net realized and unrealized gain on investment
   transactions........................................        .38            1.96
                                                             -----           -----
   Total from investment operations....................        .34            1.93
                                                             -----           -----
Less distributions
Distributions from net realized gains on investment
   transactions........................................       (.21)             --
                                                             -----           -----
Net asset value, end of period.........................    $ 12.06          $11.93
                                                             -----           -----
                                                             -----           -----
TOTAL RETURN(c):.......................................       2.97%          19.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $ 2,439          $  561
Average net assets (000)...............................    $ 1,283          $  261
Ratios to average net assets:
   Expenses, including distribution fees...............       1.00%           1.21%(b)
   Expenses, excluding distribution fees...............       1.00%           1.21%(b)
   Net investment loss.................................       (.63)%          (.73)%(b)
   Portfolio turnover rate.............................        177%            107%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Getting The Most From Your Prudential Mutual Fund.

Some mutual fund shareholders won't ever read this--they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations. They are often written in language that is difficult to understand. So, when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance--it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past perfor-mance is not indicative of future results.

Portfolio Manager's Report
The portfolio manager who invests your money for you reports on successful-- and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio Of Investments
This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets And Liabilities
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of Operations
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes In Net Assets
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it--through dividends and distributions--and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial Statements
This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares and, more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding, and the number issued and redeemed over the period.

Financial Highlights
This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

Independent Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information is fairly presented and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund --the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial products rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked for" prices of a security.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
John R. Strangfeld
Louis A. Weil, III
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report, and are subject to change thereafter.

The accompanying financial statements as of April 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

  BULK RATE
U.S. POSTAGE
   PAID
Permit 6807
New York, NY

74431L107
74431L206       MF173E2
74431L305
74431L404